UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2005
ZILA, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of	0-17521 (Commission File Number)	86-0619668 (I.R.S. Employer
Incorporation)		Identification No.)
5227 North 7th Street, Phoenix, Arizona 85014-2800
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code (602) 266-6700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form is intended to simultaneously satisfy the filing obligation of the registrant under the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFD 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.
     On December 13, 2005, Zila, Inc. issued a press release announcing that Douglas D. Burkett, Ph.D., Chairman, Chief Executive Officer and President of Zila, Inc. has established a pre-arranged trading plan (the “Plan”) in which he will acquire the Company’s common stock pursuant to the Zila Employee Stock Purchase Plan. The Plan is designed to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended and the Company’s insider trading policy.
     The press release announcing the adoption of this plan is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated December 13, 2005 and entitled “Zila CEO Establishes 10b5-1 to Purchase Shares”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZILA, INC.
Dated: December 16, 2005	By:	/s/ Andrew A. Stevens
Andrew A. Stevens Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit No.	Description
99.1	Press release dated December 13, 2005 and entitled “Zila CEO Establishes 10b5-1 to Purchase Shares”